UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2021

CONFLUENT, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40526	47-1824387
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

899 W. Evelyn Avenue
Mountain View, California		94041
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 439-3207

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	CFLT	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company

☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02 Results of Operations and Financial Condition.

On August 5, 2021, Confluent, Inc. (the “Company”) furnished a Current Report on Form 8-K (the “Original 8-K”) that included a press release announcing the Company’s financial results for the quarter ended June 30, 2021. This Current Report on Form 8-K/A amends the Original 8-K solely to correct the amounts shown for Non-GAAP net loss per share attributable to common stockholders, basic and diluted for the six months ended June 30, 2021 and June 30, 2020 that were included in the table titled “Reconciliation of GAAP Measures to Non-GAAP Measures” in the Company’s press release.

The following amended table reflects the corrected amounts of $(0.60) and $(0.44) for Non-GAAP net loss per share attributable to common stockholders, basic and diluted for the six months ended June 30, 2021 and June 30, 2020, respectively. Such amounts are calculated as Non-GAAP net loss divided by Weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted. The Non-GAAP net loss and the Weighted-average shares remain unchanged. In addition, the GAAP net loss per share attributable to common stockholders, basic and diluted and Non-GAAP net loss per share attributable to common stockholders, basic and diluted for the three months ended June 30, 2021 and June 30, 2020, respectively, remain unchanged.

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
	(in thousands, except share and per share data)
Reconciliation of GAAP net loss to non-GAAP net loss:
Net loss on a GAAP basis	$(88,170)	$(26,296)	$(132,696)	$(59,931)
Add: Stock-based compensation expense	34,516	7,072	47,869	13,523
Add: Employer taxes on employee stock transactions	1,435	5	1,698	81
Add: Common stock charitable donation expense	13,290	-	13,290	-
Add: Income tax effects and adjustments	1,716	(438)	1,045	(427)
Non-GAAP net loss	$(37,213)	$(19,657)	$(68,794)	$(46,754)
Non-GAAP net loss per share attributable to common stockholders, basic and diluted	$(0.31)	$(0.19)	$(0.60)	$(0.44)
Weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	118,648,655	105,532,865	113,717,546	106,964,953

A copy of the corrected press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference. Other than correction of the clerical error described in this Current Report on Form 8-K/A, no other changes have been made to the Original 8-K or the press release furnished therewith.

The information contained in this Item 2.02 and Item 9.01 of this Current Report on Form 8-K/A, including the accompanying Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated August 5, 2021 (corrected).
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Confluent, Inc.

Dated:	September 2, 2021	By:	/s/ Steffan Tomlinson
Steffan Tomlinson Chief Financial Officer